SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BABYSTAR, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

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    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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
                         BABYSTAR, INC.
                       165 University Ave.
                  Westwood, Massachusetts 02090

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held On November 14, 1995


To the Stockholders of
Babystar, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Babystar, Inc. (the "Company") will be held at The Offices of the Company, 165 University Avenue, Westwood, Massachusetts on November 14, 1995 at 10:00 A.M. for the following purposes as set forth in the accompanying Proxy Statement:

     I. To elect five directors to the Board of Directors of the Company to serve for a term of one year or until their successors are duly elected and qualified;

     II. To approve a change of the Company's name from Babystar, Inc. to Datatrend Services, Inc.;

     III. To consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide for authorizing an additional 10,000,000 shares of Common Stock increasing the authorized Common Stock from 20,000,000 shares to 30,000,000 shares;

     IV. To ratify the selection and appointment by the Company's Board of Directors of Richard A. Eisner & Company, independent certified public accountants, as auditors for the Company for the fiscal year ending December 31, 1995;

     V. To approve the creation of a new 1995 Stock Option Plan authorizing the Company to issue options to acquire up to 500,000 shares of Common Stock to directors, officers, key employees, consultants, and others who render services to the Company; and

     VI. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the Company's Common Stock at the close of business on September 21, 1995 will be entitled to vote at the meeting. You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to insure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy delivered hereunder and vote your shares in person if you wish to do so. Any prior proxy delivered hereunder will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Stockholders.

By Order of the Board of Directors

Yitz Grossman, Secretary

Dated:  September 22, 1995

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.
ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME
PRIOR TO ITS EXERCISE AND IF

PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                          BABYSTAR, INC.
                         c/o Datatrend, Inc.
                         165 University Ave.
                         Westwood, MA 02090

                         Proxy Statement
                               for
                  ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held on November 14, 1995

                         PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at Datatrend, Inc., 165 University Ave., Westwood, Massachusetts at 10:00 A.M. on November 14, 1995 and at any adjournments thereof.

     The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. Proxies may be revoked by stockholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof. Stockholders of record at the close of business on September 21, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Company's only class of voting securities is its Common Stock, par value $.01 per share, of which 4,712,795 shares were outstanding as of September 21, 1995.



                            PROPOSAL I


                      ELECTION OF DIRECTORS

     It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Messrs. Grossman, Hanson, Bulman and Haase are all presently directors of the Company. The Company has no reason to believe that any of the nominees will be come unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

     Certain information regarding each nominee is set forth in the table and text below. The number of shares beneficially owned by each nominee is listed below under "Security Ownership of Certain
Beneficial Owners and Management."

      Kevin Donovan is Mr. Hanson's nominee as a fifth director pursuant to the terms of an Agreement and Plan of Merger (the
"Agreement") between the Company and Datatrend, Inc. Kevin Donovan is the brother-in-law of Mr.

Hanson. There are no other family relationships among directors, nominees or executive officers nor is there any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

     The following table sets forth the name, age and term of office as director of each nominee for election as director and his present position(s) with the Company:

Nominee for Election           Since                   Position(s)
--------------------           -----                   -----------
Mark A. Hanson (40)             1995             President, Chief
                                                 Executive Officer,
                                                 Treasurer and Chairman of
                                                 the Board
Yitz Grossman  (40)             1987             Secretary and Director
John G. Bulman (37)             1995             Asst. Treasurer and Director
Werner Haase   (57)             1995             Director
Kevin Donovan  (39)              NA              None

     The directors serve for a term of one year and until their successors are duly elected and qualified. Directors have not received any remuneration for their service on the Board. There are no standing audit, nominating or compensation committees of the Board of Directors. Officers serve at the pleasure of the Board of

Directors subject to any contracts of employment. The Board of Directors held three meetings in the fiscal year ended December 31, 1994 at which all of the directors were in attendance. The Board also acted by written consents and met informally during the year.

Executive Officers

     The following table sets forth the name, age and position of each executive officer of the Company:

          Name                                    Position(s)
          ----                                    -----------
     Mark A. Hanson (40)                President, Treasurer and
                                        Chief Executive Officer
     Yitz Grossman (40)                 Secretary
     John G. Bulman (37)                Asst. Secretary

     Mark A. Hanson  Mark A. Hanson was elected President, CEO and
Director of the Company in February 1995.   In 1993 he helped found
Datatrend, Inc. and has been the President and a Director of Datatrend, Inc., the Company's wholly owned subsidiary acquired in February 1995, since its formation in April 1993. Prior to founding Datatrend, he was President of Bostek, Inc. for approximately four years, and has been a business consultant specializing in advising manufacturers and distributors about automation and software customization since 1978.

     Yitz Grossman Under an agreement dated February 1, 1995, Mr. Grossman is obligated to serve as a director and officer of the Company at the Company's request, and he was elected to these
positions in February 1993.   Mr. Grossman has acted as a business
consultant to the Company, with a special emphasis on marketing,
since March 1992.   In July 1984, Mr. Grossman formed Target
Capital Corporation, a New York privately-held corporation engaged in financial consulting and has been the Chairman and President of that corporation since that time. Mr. Grossman is a director of Water-Jel Technologies, Inc., a publicly held company involved in producing a line of fire blankets and burn dressings, Pure Tech International, Inc., a publicly held company engaged in plastics recycling and the production of injected plastic molding, garden hose, specialty plastic compounds, fabricated precision plastic components and non-woven textiles and Mark Solutions, Inc., a publicly held business which manufactures modular prison cells.

     John G. Bulman was elected a director of the Company in February 1995. Mr. Bulman has been a director of Datatrend, Inc., the Company's wholly-owned subsidiary, since its formation in April
1993.  Mr. Bulman is an
attorney admitted to practice in the Commonwealth of Massachusetts in 1987. Mr. Bulman has acted as Mr. Hanson's counsel on various business matters since approximately April of 1987. Mr. Bulman is also a certified public accountant in the Commonwealth of Massachusetts.




     Werner Haase was elected a director of the Company in February 1995. For more than the past five years, Mr. Haase has been a director, President and Chief Executive Officer of Journeycraft, Inc., a privately held New York corporation involved in travel and sales promotion. Mr. Haase is also a director of Water-Jel Technologies, Inc., Pure Tech International, Inc. and Multi-Media Tutorial Services, Inc., a publicly held corporation which produces and distributes educational materials on video tape and CD formats.

     Kevin Donovan was elected as a director of Datatrend, Inc., the Company's wholly-owned subsidiary in January 1995. Pursuant to the Agreement, Mark A. Hanson has the right to appoint one additional Director of the Company. Kevin Donovan is Mr. Hanson's nominee for that directorship. Mr. Donovan is a certified public accountant in practice in the Commonwealth of Massachusetts. Mr. Donovan has been in practice as a certified public accountant since 1988, and is the principal of Kevin Donovan, P.C., a privately held professional corporation in the Commonwealth of Massachusetts formed by Mr. Donovan in June 1994. Mr. Donovan is Mr. Hanson's brother-in-law.

Executive Compensation

     The following table sets forth information with respect to compensation paid by the Company for services to the Company during the three fiscal years ended December 31, 1994 of the Company's Chief Executive Officer and its other officer receiving compensation in excess of $100,000 per year. Information for Messrs. Hanson and Moskowitz reflects compensation received from Datatrend, Inc. ("DTI") prior to acquisition by the Company. Therefore, the compensation shown for Messrs. Hanson and Moskowitz is not reflected in the Company's financial statements for the year ended December 31, 1994. Mr. Hanson became President and Chief Executive officer of the Company in February 1995. Mr. Moskowitz resigned his positions with DTI at that time and has not assumed any positions with the Company.

                          Summary Compensation Table
                                                                  All Other
Name and Principal Position  Year     Salary       Bonus          Compensation
---------------------------
Mark A. Hanson               1994     $125,167          -         $   775
     President, Chief        1993     $ 89,000    $ 40,000             -
     Executive Officer       1992          NA          NA             NA
     and Director

Michael W. Moskowitz         1994     $125,167          -         $ 2,583
     Former CEO and          1993     $ 89,000          -              -

     Director                1992          NA          NA             NA

Martin Chopp
     Former President, CEO   1994     $208,000          -         $30,765
     and Director            1993     $176,800          -         $27,140
                             1992     $161,700          -         $23,442

Gerald Schwebel              1994     $125,000          -         $ 1,718
     Former Vice President   1993     $156,000          -         $ 1,760

                             1992     $161,700          -         $ 1,877


     DTI was incorporated in April 1993. Therefore, 1993 salaries and compensation reflect only partial year salaries. No salaries or compensation was paid by DTI during 1992. Mr. Schwebel left his position as an officer of the Company in August 1994 but received $20,000 in consulting fees thereafter which are included in the salary figure above. Mr. Chopp resigned his positions with the
Company in February 1995.   Other compensation for Messrs. Chopp
and Schwebel in all years consists of premiums for life insurance policies on the lives of Mr. Chopp and Mr. Schwebel. Mr. Chopp and Mr. Schwebel were entitled to name the beneficiary on the policy on their respective lives.


     Prior to the merger with the Company on February 1, 1995, DTI elected treatment as a Subchapter S corporation for federal income tax purposes. DTI paid Mr. Hanson (45% Stockholder) and Mr. Moskowitz (45% Stockholder) as well as Mr. Bulman (5% Stockholder) and Mr. Steven Kaplan (5% Stockholder) distributions for the tax year ended 1993 in an amount equal to approximately 45.6% of the Subchapter S earnings of DTI reportable on their personal income tax returns based upon their respective stock ownership. Pursuant to the Agreement, the Company has agreed to allow Mr. Hanson and Mr. Bulman a distribution for the tax year ending December 31, 1994 in an amount not to exceed a total of $125,000 for payment of their personal income tax liability for Subchapter S earning reportable on their personal income tax returns.

     The aggregate amount of personal benefits, including personal use of four automobiles provided to officers and used primarily for business purposes, cannot be specifically or precisely ascertained and do not, in any event, exceed $50,000 or 10% of compensation as to any person.

     The Company offers health insurance to its employees. At the present time, the Company does not have any retirement, pension, profit sharing, or other similar programs or benefits.

     The Company has not paid remuneration of any nature for or on account of services rendered by a director in such capacity.

     There were no stock appreciation rights or stock options granted during the fiscal year ended December 31, 1994 to the above-mentioned officers. The Company has no pension or long term incentive plans. See "Certain Relationships and Related Transactions" for information regarding stock grants to be made to Messrs. Hanson and Bulman pursuant to the Agreement based upon future earnings of the Company.

     The following table sets forth information with respect to the number and value of unexercised options held by the above mentioned officers at the end of 1994. There were no stock options exercised by the named officers during the fiscal year.


                      Aggregated Option Exercises in Last
                 Fiscal Year and Fiscal Year End Option Values

                                                          Value of Unexercised
                            Number of Unexercised         In the Money Options
                            Options at 12/31/94           at 12/31/94


     Name                     Exercisable (#)               Exercisable($)

Martin Chopp                         -                             -
     Former President

Gerald Schwebel                   95,000                           -
     Former Vice President

     Both Messrs. Chopp and Schwebel are no longer employed by the Company. Neither of Messrs. Hanson or Moskowitz held any stock options or stock appreciation rights in either the Company or DTI.

Employment Agreements

     The Company has entered into an employment contract with Mark
A. Hanson dated January 1995 for a term of five years. Mr. Hanson is to serve as the President, Chief Executive Officer and a director of the Company. Mr. Hanson is to receive a annual salary of $180,000 plus escalations. Mr. Hanson is also entitled to the use of an automobile, health insurance and other similar benefits. Mr. Hanson's employment can be terminated by the Board of Directors if the Company does not meet certain after tax earnings goals specified in the employment agreement. Mr. Hanson may terminate the employment agreement should the directors nominated by him no longer constitute a majority of the Board of Directors.

      The Company has entered into a consulting agreement with

Target Capital Corp. dated January 1995 for a term of three years. The consulting agreement automatically renews for a term of an additional three years if Target Capital Corp. is able to assist the Company in rasing certain specified amounts of equity capital over the initial three year term. Target Capital Corp. is wholly-owned by Mr. Grossman, a director and officer of the Company. Under this Agreement, Target Capital is entitled to annual consulting fees in the amount of $100,000 per year. The Company has issued to Mr. Grossman warrants to purchase an aggregate of 342,000 shares. In October, 1994, the exercise prices of these warrants was adjusted to $0.62 per share and the expiration date was extended from December 31, 1994 to December 31, 1997.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 21, 1995 based upon the most recent information available to the Company for: (I) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors of the Company as a group:

                         Amount and Nature
                          of Beneficial
Name and Address           Ownership                 Percentage

Mark A. Hanson                1,080,000(1)             22.9%
165 University Ave
Westwood, MA 02090

Yitz Grossman                   345,800(2)              7.3%
40 Fulton Street
New York, NY

John G. Bulman                  120,000(3)              2.5%
72 Old Forge Road
Scituate, MA 02066

Werner Haase                      8,000(4)                *
488 Madison Avenue
New York, NY 10022

Kevin B. Donovan                   -                      -
23 Main Street

Andover, MA 01810

Joseph Stevens & Company LP
33 Maiden Lane

New York, NY 10038                250,000(5)              5.0%

All officers and Directors
as a Group
(4 persons) (1)(2)(3)(4)        1,554,300                33.0%

* Less than 1%.

     (1)  Does not include the right to receive an additional
1,080,000 shares of common stock if certain earnings tests are met over the next two years. See "Certain Relationships and Related
Transactions".


     (2)  Includes currently exercisable warrants to receive
342,000 shares of Common Stock.

     (3)  Does not include the right to receive and additional
120,000 shares of common stock if certain earnings test are met over the next two years. See "Certain Relationships and Related
Transactions".

     (4) Includes currently exercisable warrants to receive 4,000 shares of common stock.

     (5)  Consists of shares issuable upon exercise of warrants.
See "Certain Relationships and Related Transactions."

Certain Relationships and Related Transactions

     Acquisition of DTI

     On February 1, 1995 the Company acquired DTI. Pursuant to the terms of the Agreement dated January 31, 1995, in exchange for the merger, the holders of DTI stock received 1,200,000 shares of the Company's Common Stock as well as the right to receive an aggregate of 1,200,000 additional shares if certain earnings tests are met over a period of approximately two years. The Company also contributed $2,100,000 to DTI of which $1,209,160 was paid to two DTI Stockholders immediately prior to the consummation of the Agreement for their DTI stock and to discharge DTI's indebtedness to them. The consideration paid by the Company was determined by arm's length negotiations with DTI's Stockholders. The cash portion of the consideration was funded out of working capital. Prior to this transaction, there existed no affiliation between the Company and DTI or any of their respective officers and directors.

     The Company has received an opinion from A.S. Goldmen & Co., independent investment bankers, that the amount of stock issued as consideration in the merger is fair to the Company and its Stockholders from a financial point of view.

     The Agreement provides that the Board of Directors of the Company shall consist of five directors, three of which shall be nominated by DTI. Mark A. Hanson, the President of Datatrend, Inc, and John G. Bulman, a director of Datatrend, Inc, have been elected as directors of the Company. A third DTI nominee, Kevin Donovan, is proposed herein as a fifth director of the Company. Yitz
Grossman will continue to be a director and Werner Haase was elected as the second director not affiliated with DTI.

     The by-laws of the Company were amended to require, for a period of four years, the affirmative vote of at least four directors for any stock issuances, option grants, certain mergers, acquisitions and dispositions, the incurrence of certain debt obligations, and transactions with affiliates.

     Sale of Wholly-Owned Subsidiary

     The Company was previously engaged in the business of marketing a juvenile car seat for children through its wholly-owned subsidiary Travel Safety Children's Products, Inc. ("Travel"). Due to engineering challenges with the Company's car seat product, the Company ceased production and on November 17, 1994 the Company completed the sale of Travel to Travel Safety Corp. ("Purchaser"). At the closing, Purchaser paid $136,000 to the Company and Purchaser delivered to the Company a non-negotiable promissory note in the amount of $640,000 payable over 14 months commencing December 26, 1994. The note accrues interest at the annual rate of 8.5%. The Company and Travel also entered into a License Agreement pursuant to which Travel will have the exclusive right to use car seat patents owned by the Company. The License Agreement has a term of seven and half years and provides for royalty payments of $2.00 per product sold, with minimum royalty payments of $37,500 per calendar quarter commencing July 1, 1995. Effective August 1, 2002, the patents will be assigned to Travel, provided that all royalty and other payments required to be made under the License Agreement have been made. Travel was also granted the option to make designated lump sum payments and thereby terminate the License Agreement and acquire the patents prior to August 1, 2002. There is no assurance that any sums will be received under the promissory note or the License Agreement and due to this uncertainty there is a substantial bad-debt reserve against the principal amount of the promissory note. Purchaser's President served as a consultant to the Company and is the inventor and designer of Travel's products. Travel is currently in arrears with respect to payments due under the Note and the Company has notified Travel of such default.

     Yitz Grossman - Target Capital Corp.

     See "Executive Compensation" for a description of a consulting agreement between the Company and an affiliate of Mr. Yitz
Grossman, who is an officer and director, and of certain warrants which have been issued to Mr. Grossman.


     Martin Chopp - Sun Capital Company

     Also under the Agreement, Martin Chopp has resigned as a director and officer of the Company in consideration of a severance payment of $200,000. The Company has also entered into a consulting agreement with Sun Capital Company which expires on January 31, 2002. Sun Capital Company is a partnership of which Martin Chopp, the Company's former President and CEO is a general partner. Under this Agreement, in consideration for services in connection with the collection of sums due from the Purchaser, Sun Capital Company is entitled to fees equal to fifteen percent (15%) of net sums collected pursuant to the Note and the License Agreement related to the Company's disposition of Travel. Mr. Chopp was an owner of more than 5% of the Company's outstanding Common Stock at the effective date of the Agreement.

     Joseph Stevens & Company LP Warrants

     Pursuant to the Agreement, the Company issued warrants to purchase up to 250,00 shares of the Company's Common Stock at an exercise price of $1.00 per share to Joseph Stevens & Company LP for investment banking services provided to the Company.

                              -------

                            PROPOSAL II
                            -----------

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE
           COMPANY'S NAME TO DATATREND SERVICES, INC.

     The Board of Directors has approved an amendment to the Certificate of Incorporation which would change the name of the Company from Babystar, Inc. to Datatrend Services, Inc. The Board believes that by using the Company's principal trade name, Datatrend, in its corporate name, the Company will promote recognition of the trade name, identify the Company with its principal products and more accurately reflect in its name what the Company's business is about. The Company currently plans to implement the change of name when it would be most cost efficient with regard using current supplies of packaging, stationery, etc. The Company anticipates that the cost of publicizing the change of name will not be significant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CHANGE
OF THE COMPANY'S NAME TO DATATREND SERVICES, INC.

                             -------


                           PROPOSAL III
                           ------------

                 PROPOSAL TO AMEND THE COMPANY'S
                   CERTIFICATE OF INCORPORATION

     At the meeting, Stockholders will be asked to adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to 30,000,000 shares, par value of $0.01 per share (the "Proposed Stock Amendment"). The Company's Board of Directors has approved the Proposed Stock Amendment, subject to Stockholder authorization.


     At September 21, 1995, the authorized capital of the Company consisted of 20,000,000 shares of Common Stock, par value $0.01 per share and 5,000,000 shares of non-designated Preferred Stock, par value $0.01 per share. As of that date, 4,712,795 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, at that date, an aggregate of 5,576,500 shares of Common Stock were reserved for issuance upon: (I) exercise of options which may be granted under the Company's 1986 Employees' Stock Option Plan (95,000 shares), (ii) exercise of options which may be granted under the Company's 1989 Non-Qualified Stock Option Plan (95,000 shares), (iii) exercise of options which may be granted under the Company's 1993 Stock Option Plan (500,000 shares), (iv) exercise of the Company's outstanding public warrants (2,106,800), (v) exercise of Warrants granted to the underwriter in connection with a public offering of the Company's securities (183,200), (vi) exercise of options issued by the Company to the investment banker in connection with the Agreement with DTI (250,000), (vii) issuance of additional shares to Messrs. Hanson and Bulman pursuant to the Agreement (1,200,000), (viii) exercise of various other outstanding warrants and options (1,146,500). Therefore , the Company will have issued or reserved for issuance a total of 10,289,300 of the 20,000,000 shares of Common Stock currently authorized for issuance.

     If the proposed Common Stock Amendment is adopted by the Company's Stockholders, the additional shares of Common Stock would be issuable at any time and from time to time, by action of the Board of Directors without further authorization from the Company's Stockholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration (but not less than the par value thereof) as the Board of Directors determines.

     After taking into account the currently issued and reserved shares of Common Stock discussed above, the Company would have less than 10,000,000 shares of Common Stock authorized which are not issued or reserved for issuance. The Company's Board of Directors believes that the authorization of the additional shares of Common Stock are in the best interests of the Company and its Stockholders so that sufficient shares will be readily available for use, if feasible, in acquisitions, in raising additional capital and for grants as incentives to employees, officers, directors and consultants of the Company.

     From time to time the Company may consider acquisitions or other transactions which may require the issuance of shares of Common Stock or Preferred Stock. Except as provided in the Agreement, the Company presently has no understandings or arrangements which would require the issuance of any of the additional 10,000,000 shares of Common Stock which are proposed to be authorized. However, management believes that the increase in the number of authorized shares of Common Stock is in the best interest of the Company and its Stockholders since additional shares of Common Stock will provide the Company with the flexibility of having a broader choice in the type and number of equity securities available to it for the above
and other corporate purposes.   Due to the Board of Directors'
discretion in connection with the issuance of additional shares of Common Stock to be issued in a private placement, it may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of the Company, which may make such attempts more difficult and less attractive. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of the Company's Common Stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common stockholders. Management of the Company is not aware of any existing or threatened efforts to obtain control of the Company.

     The foregoing is only a summary of the Proposed Stock Amendment and is not intended to be complete. Stockholders are urged to read carefully the provisions of the Proposed Stock Amendment, the complete text of which is attached as Exhibit B to this Proxy Statement. The foregoing summary is qualified in its entirety by reference to such complete text.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                             -------



                          PROPOSAL IV

                          -----------

     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to approval by the Stockholders, the Board of Directors has appointed Richard A. Eisner & Company as the independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1995. Richard
A. Eisner & Company also served as the Company's auditors for the fiscal years ended December 31, 1993 and 1994. It is expected that a representative of Richard A. Eisner & Company will be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY AS INDEPENDENT
ACCOUNTANTS

                              -------

                            PROPOSAL V
                            ----------

               ADOPTION OF 1995 STOCK OPTION PLAN

     The Board has determined that the Company should adopt a new Stock Option Plan in order to make options available to employees, officers, directors, consultants and others who render services to the Company. Accordingly, the Board has adopted the 1995 Stock Option Plan (the "1995 Plan") and recommends to the Stockholders that the 1995 Plan be approved. A summary of the Company's existing 1986, 1989 and 1993 Stock Option Plans (the "Current Plans") and options outstanding thereunder is set forth below. There are 690,000 shares available for grant under the Current Plans.

The Current Plans

     The 1986 Employees' Stock Option Plan
     -------------------------------------

     In 1986, the Company adopted the 1986 Employees' Stock Option Plan (the "1986 Plan") which provided for the grant of options to purchase an aggregate of 500,000 shares of the Company's Common Stock. A reverse stock split by the Company in 1993 reduced the shares available under the 1986 Plan to 95,000. All options previously granted under the 1986 Plan have expired. No options have been exercised under the 1986 Plan. Therefore, 95,000 options (on a post-reverse split basis) are available for grant under this Plan. The 1986 Plan and any options granted thereunder will expire no later than 1996. The 1986 Plan is administered by the Company's Board of Directors.


     The 1989 Non-Qualified Stock Option Plan
     ----------------------------------------
     In 1989, the Company adopted the 1989 Non-Qualified Stock Option Plan (the "1989 Plan"), pursuant to which options to purchase shares of the Company's Common Stock and/or stock appreciation rights ("SARs") may be granted to key employees, including officers and directors, of the Company and its present and future subsidiaries. All options previously granted under the 1989 Plan have expired and are no longer exercisable. No options have been exercised under the 1989 Plan. Therefore, 95,000 (on a post-reverse split basis) options are available for grant under this Plan. The 1989 Plan and any options granted thereunder will expire no later than 1999. The 1989 Plan is administered by the Company's Board of Directors.

     The 1993 Stock Option Plan
     --------------------------

     In 1993, the Company adopted the 1993 Stock Option Plan (the "1993 Plan"), pursuant to which options to purchase shares of the Company's Common Stock and/or stock appreciation rights ("SARs") may be granted to key employees, including officers and directors, of the Company and its present and future subsidiaries. No options have been granted or exercised under the 1993 Plan. Therefore, 500,000 options are available for grant under this Plan. The 1993 Plan is administered by the Company's Board of Directors.

Summary of the 1995 Plan

     The Company may grant to its officers, key employees and others who render services to the Company, options to purchase ("Options") up to 500,000 of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case of non-qualified options for such stock on the date of the granting of the Option. As of September 18, 1995, the closing bid price as reported by NASDAQ for a share of Common Stock was $3.31. Payment of this price shall be made in cash, or, with the consent of the Board, in whole or in part, in shares of Common Stock. If an option granted under the 1995 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 1995 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

     The 1995 Plan will be administered by the Board of Directors or a committee of the Board (the "Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 1995 Plan after July 18, 2005.


     Incentive stock options are also subject to the following limitations: (I) the aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock, and (B) the option period must be no more than five years from the date of grant.

     Unless otherwise determined by the Board or by other provisions of the Plan, upon the granting of any Option such Option may be immediately exercisable with respect to 100% of the shares subject to the Option. The Board may, in its discretion, (A) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (B) impose other restrictions on the vesting of any Option or the vesting of any shares of Common Stock that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.

     An individual whose employment terminates by reason other than death may generally exercise an Option within a period after termination to be designated by the Board, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment.

     The Board of Directors may, at any time, alter, suspend or terminate the 1995 Plan, except that the Board of Directors may not, without further approval of the Stockholders, (1) increase the maximum number of shares for which Options may be granted under the 1995 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Options is obtained. No person may be divested of ownership of shares already issued under the 1995 Plan.


     The foregoing summary of the 1995 Plan is qualified in its entirety by, and reference is hereby made to, the 1995 Plan, a copy of which is attached hereto as Exhibit B.




Tax Matters

     The following material is based on discussions with counsel.
No opinion of counsel has been obtained.

     The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as capital gain.

     The grant of an Option that is not an incentive stock option
(a "non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option, the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify the capital gain.

     In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee, provided that any Federal income tax withholding requirements are satisfied. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.

Board of Directors Recommendation

     The proposed 1995 Plan is necessary because the Board of Directors believes that by increasing the number of shares, which may be issued under the Current Plans by authorizing another 500,000 shares under the 1995 Plan, it will advance the interests of the Company by strengthening its ability to attract and obtain key people in its employ and to furnish incentive to eligible employees. The Board of Directors further believes that the additional shares made available under the 1995 Plan will be necessary to replace shares available under the 1986 and 1989 Plans which will expire in 1996 and 1999 respectively, as well as to replace the shares effectively rendered unavailable under the 1986 and 1989 Plans as a result of the reverse stock split which reduced the shares reserved under each plan from 500,000 shares to 95,000 shares on a post reverse stock split basis.

     The Board of Directors recommends a vote for this proposal. In considering the Board's recommendation, Stockholders should be aware that members of the Board may benefit from approval of the proposal and, therefore, have an inherent conflict of interest.
The affirmative vote of a majority of the shares cast at the Annual Meeting will be required to authorize the proposal to adopt the 1995 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                          VOTE REQUIRED

     Under Delaware law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to adopt the proposed change in Company name, to increase the amount of authorized Common Stock. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the selection of auditors and to adopt the 1995 Stock Option Plan. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect directors. Abstentions will not be counted as affirmative votes. The current members of the Board of Directors presently hold voting authority for Common Stock representing approximately 26% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.



                     EXPENSE OF SOLICITATION

     The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services.

 Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                    PROPOSALS OF STOCKHOLDERS

     Stockholders of the Company who intend to present a proposal for action at the 1996 Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than May 24, 1996, for such proposal to be included in the Company's proxy statement and form of proxy relating to such Meeting.

                       FINANCIAL STATEMENTS

     The Company's Form 10-KSB for the year ended December 31, 1994 and Form 10-QSB for the six months ended June 30, 1995 are being delivered with this Proxy Statement to the Company's Stockholders. The financial statements and management's discussion and analysis thereof contained in those documents are incorporated herein by reference.

                          OTHER MATTERS

     The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting which are not described herein. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with the best judgment.


     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF

FURTHER MAILINGS.

By Order of the Board of Directors

Yitz Grossman, Secretary

                          BABYSTAR, INC.
                      1995 STOCK OPTION PLAN

          There is hereby established a 1995 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Babystar, Inc. or its subsidiaries (the "Company") of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

          i.    Purpose:  The purpose of the Plan is to provide
                --------
               additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Company and stimulate their efforts on behalf of the Company.

          ii.   The Stock:  The aggregate number of shares of
                ----------
               Common Stock which may be subject to Options shall not exceed 500,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

          iii.  Types of Options.  Options granted under the Plan
                -----------------
               shall be in the form of (i) incentive stock options ("ISO's"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-statutory options which do not qualify under such Section ("NSO's"), or both, in the discretion of the Board of Directors or any committee appointed by the Board (each, the "Committee"). The status of each Option shall be identified in the Option Agreement.

          iv.   Eligibility:
                ------------

               (1)   ISO's may be granted to such employees
                    (including officers and directors who are employees) of the Company as the Committee shall select from time to time.


               (2)   NSO's may be granted to such employees
                    (including officers and directors) of the Company, and to other persons who render services to the Company, as the Committee shall select from time to time.

          v.    General Terms of Options:
                -------------------------

               (1)   Option Price.  The price or prices per share
                     -------------
                    of Common Stock to be sold pursuant to an Option (the "exercise price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

                    (a)   the fair market value per share for such
                         Common Stock on the date of grant in the case of ISOs other than to a 10%
                         Shareholder,

                    (b)   110% of the fair market value per share
                         for such Common Stock on the date of
                         grant in the case of ISOs to a 10%
                         Shareholder, and

                    (c)   85% of the fair market value on the date
                         of grant in the case of NSO's.

A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation.

               (2)   Period of Option Vesting.  The Committee
                     -------------------------
                    shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided that no ISO to a 10% Shareholder shall be exercisable more than five years after the date of grant.

               (3)   Special Rule for ISO's. The aggregate fair
                     -----------------------
                    market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and any excess shall be considered an NSO.


               (4)   Effect of Termination of Employment.
                     ------------------------------------

                    (a)    The Committee shall
                         determine for each Option the extent,
                         if any, to which such Option shall
                         be exercisable in the event of the
                         termination of the Optionee's
                         employment with or rendering of other
                         services to the Company.

                    (b)    However, any such Option which is an
                         ISO shall in all events lapse unless
                         exercised by the Optionee:

                         (i)    prior to the 89th day after the
                              date on which employment terminated,
                              if termination was other than by
                              reason of death; and

                         (ii)  within the twelve-month period next
                              succeeding the death of the
                              Optionee, if termination is by
                              reason of death.

                    (c)   The Committee shall have the right, at
                         any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

               (5)   Payment for Shares of Common Stock.  Upon
                     -----------------------------------
                    exercise of an Option, the Optionee shall make full payment of the Option Price:

                    (a)   in cash, or,

                    (b)   with the consent of the Committee and to
                         the extent permitted by it:

                         (i)   with Common Stock of the Company
                              valued at fair market value on date
                              of exercise, but only if held by the
                              Optionee for a period of time
                              sufficient to prevent a pyramid
                              exercise that would create a charge

                              to the Company's earnings,

                         (ii)   with a full recourse interest
                              bearing promissory note of the
                              Optionee, secured by a pledge of the
                              shares of Common Stock received upon
                              exercise of such Option, and having
                              such other terms and conditions as
                              determined by the Committee,

                       (iii)    by delivering a properly
                              executed exercise notice together
                              with irrevocable instructions to a
                              broker to sell shares acquired upon
                              exercise of the Option and promptly
                              to deliver to the Company a portion
                              of the proceeds thereof equal to the
                              exercise price, or

                         (iv)  any combination of any of the
                              foregoing.

               (6)   Option Exercises. Options shall be exercised
                     -----------------
                    by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the terms of Section 1(e) above.

               (7)   Post-termination Exercises. The exercise of
                     ---------------------------
                    any option after termination of employment shall be subject to satisfaction of the conditions precedent that the Optionee neither
                    (i) takes other employment or renders services to others without the written consent of the Company, or (ii) conducts himself or herself in a manner adversely affecting the Company.

               (8)   Non-Transferability of Option.  No Option
                     ------------------------------
                    shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution. During the Optionee's lifetime, such Option shall be exercisable only by such Optionee. If an Optionee should die while in the employ of the Company, the Option theretofore granted to the Optionee, to the extent then otherwise exercisable, shall be exercisable only by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

          vi.   Other Plan Terms.

               (1)   Number of Options which may be Granted to,
                     ------------------------------------------
                    and Number of Shares of Common Stock which may
                    ----------------------------------------------
                    be Acquired by Employees.
                    -------------------------

                    (a)   The Committee may grant more than one
                         Option to an individual, and, subject to the requirements of Section 422 of the Code, with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

                    (b)   The Committee may permit the voluntary
                         surrender of all or a portion of any
                         Option granted under the Plan or
                         otherwise to be conditioned upon the
                         granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

               (2)   Period of Grant of Options.  Options under
                     ---------------------------
                    the Plan may be granted at any time after the Plan has been approved by the stockholders of the Company. However, no Option shall be granted under the Plan after September 30, 2005.

               (3)   Effect of Change in Common Stock.  In the
                     ---------------------------------
                    event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in
                    Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

               (4)   Optionees not Shareholders.  An Optionee or a
                     ---------------------------
                    legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

          vii.  Option Agreement.  The Company shall effect the
                -----------------
               grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

          viii.      Certain Definitions.

                     --------------------

               (1)   Fair Market Value.  As used in the Plan, the
                     ------------------
                    term "fair market value" shall mean as of any date:

                    (a)   if the Common Stock is not traded on any
                         over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances,

                    (b)   if the Common Stock is traded in the
                         over-the-counter market, based on most
                         recent closing prices for the Common
                         Stock on the date the calculation thereof shall be made, or

                    (c)   if the Common Stock is listed on a
                         national securities exchange, based on
                         the most recent closing prices for the
                         Common Stock of the Company on such
                         exchange.

               (2)   Subsidiary and Parent. The term "subsidiary"
                     ----------------------
                    and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and (e) of the Internal Revenue Code.

          ix.   Not an Employment Contract. Nothing in the Plan or
                ---------------------------
               in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

          x.    Withholding Taxes:
                ------------------

               (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.


               (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

               (c) In the case of a disposition described in Section (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

          xi.   Agreements and Representations of Optionees:
                --------------------------------------------

               As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

          xii.  Administration of the Plan:
                ---------------------------

               (1)   The Plan shall be administered by the
                    Committee. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options. Directors, including those that may be members of the Committee, shall be eligible to receive Options under the Plan.

               (2)   Subject to the express provisions of the
                    Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the common stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 12 shall be conclusive.

               (3)   The Committee may, in its sole discretion,
                    and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

               (4)   The Committee may require that any Option
                    Shares issued be legended as necessary to comply with applicable federal and state securities laws.

          xiii.      Amendment and Discontinuance of the Plan:
                     -----------------------------------------

               (1)   The Board of Directors of the Company may at
                    any time alter, suspend or terminate the Plan, but no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board of Directors may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

               (2)   The Company intends that Options designated
                    by the Committee as ISO's shall constitute
                    ISOs under Section 422 of the Code. Should any provision in this Plan for ISO's not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the shareholders of the Company.


          xiv.  Other Conditions:  If at any time counsel to the
                -----------------
               Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

          At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

          13.  Approval; Effective Date; Governing Law.  The Plan
               ----------------------------------------
was adopted by the Board of Directors on ____, 1995 and was approved by the stockholders of the Company on October 26, 1995.
This Plan shall be interpreted in accordance with the internal laws of the State of New York.

                            Exhibit A
                            ---------

                          BABYSTAR, INC.
        Annual Meeting of Stockholders - November 14, 1995
            PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark A. Hanson and Yitz
Grossman, and each of them, proxies with full power of substitution, to vote all Common Shares of BABYSTAR, INC., owned by the undersigned at the Annual Meeting of Stockholders of BABYSTAR, INC., to be held on November 14, 1995 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

     I.   ELECTION OF DIRECTORS


          FOR all nominees listed below (except as marked to the contrary below)

     -----

          WITHHOLD AUTHORITY
          to vote for all nominees listed below              -----


     (Instruction:  To withhold authority for any individual
     nominee, strike a line through the nominee's name in the list below)
                         Mark A. Hanson      Yitz Grossman
                         John G. Bulman      Werner Haase
                         Kevin Donovan

     II.  PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO
          CHANGE THE COMPANY'S NAME TO DATATREND SERVICES, INC.

          FOR                 AGAINST                 ABSTAIN
             -----                   -----                   -----

     III. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
          INCORPORATION TO INCREASE COMMON STOCK AUTHORIZED TO
          30,000,000 SHARES

          FOR                 AGAINST                  ABSTAIN
             -----                   -----                    -----

     IV.  PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT
          ACCOUNTANTS

          FOR                 AGAINST                  ABSTAIN
             -----                   -----                    -----

     V.   PROPOSAL FOR ADOPTION OF 1995 STOCK OPTION PLAN

          FOR                 AGAINST                  ABSTAIN
             -----                   -----                    -----

     Management recommends voting FOR Items I, II ,III, IV and V.

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS I, II, III, IV AND V UNLESS CONTRARY INSTRUCTIONS ARE GIVEN. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.


Dated:                              , 1995

----------------------------------         -----------------------


----------------------------------         -----------------------



                                           (Please date and sign exactly
                                           as name appears on the mailing
                                           envelope.  For joint accounts,
                                           each joint owner should sign.
                                           Executors, administrators,
                                           trustees, etc., should also so
                                           indicate when signing.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.